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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2007
                                                          --------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   1-16383                 95-4352386
(State or other jurisdiction of    (Commission File         I.R.S. Employer
 incorporation or organization)        Number)             Identification No.)

            717 Texas Avenue
               Suite 3100
              Houston, Texas                                     77002
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure.

         On March 26, 2007, Cheniere Energy, Inc. issued a press release announcing the closing of the initial public offering by its wholly-owned subsidiary partnership, Cheniere Energy Partners, L.P. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release, dated March 26, 2007 (filed herewith).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHENIERE ENERGY, INC.


         Date:  March 26, 2007          By:   /s/  Don A. Turkleson
                                              ----------------------------------
                                              Name:  Don A. Turkleson
                                              Title: Senior Vice President and
                                                     Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

99.1              Press Release, dated March 26, 2007 (filed herewith).